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Exhibit 99(a)(1)(B)

LETTER OF TRANSMITTAL

to Tender Shares of

Common Stock of

NAPSTER, INC.

at
$2.65 Net per Share (CUSIP 630797108)

Pursuant to the Offer to Purchase

Dated September 26, 2008

by

PUMA CAT ACQUISITION CORP.,

a direct wholly-owned subsidiary of

BEST BUY CO., INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME,
  AT THE END OF FRIDAY, OCTOBER 24, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:
 U.S. BANK NATIONAL ASSOCIATION

By Mail, Certified or Express Mail, Overnight Courier or Hand:

U.S. Bank Corporate Trust Services
Attn: Kelli Ryman
60 Livingston Avenue
EP-MN-WS2N
St. Paul, MN 55107
Phone: 651-495-3642

By Facsimile Transmission for Guaranteed Delivery Only:

U.S. Bank National Association
Fax: 651-495-8158

        Delivery of this Letter of Transmittal to an address or facsimile number other than as set forth above will not constitute a valid delivery. You must sign this Letter of Transmittal in the appropriate space provided herein and complete the substitute Form W-9 provided herein.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appears on Share Certificates)	Share Certificate(s) Enclosed (Attach additional signed list, if necessary)

	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Number of Shares

*	Need not be completed by stockholders delivering Shares by book-entry transfer through the Depositary.
**	Unless otherwise indicated, all Shares represented by Share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

        This Letter of Transmittal is to be completed by stockholders (a) if certificates evidencing Shares are to be forwarded herewith or (b) unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (which is defined below)) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of U.S. Bank National Association, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

        Stockholders whose Share certificates are not immediately available or who cannot deliver their Share certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal.

☐
CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:
☐
CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Puma Cat Acquisition Corp. (the "Purchaser"), a Delaware corporation and a direct wholly-owned subsidiary of Best Buy Co., Inc., a Minnesota corporation ("Best Buy"), the above-described shares of common stock, par value $0.001 per share, of Napster, Inc., a Delaware corporation ("Napster"), and the stock purchase rights associated with such shares, (collectively, the "Shares"), at a purchase price of $2.65 per share, net to the undersigned in cash, less any required withholding of taxes and without interest or accrued dividends thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated September 26, 2008 (the "Offer to Purchase") and in this Letter of Transmittal (which, together with any supplements and amendments, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. Tendering stockholders will not be obligated to pay brokerage fees or commissions or, except as set forth in Instruction 6 of this Letter of Transmittal, stock transfer taxes on the transfer and sale of Shares pursuant to the Offer. Purchaser will pay all fees and expenses of U.S. Bank National Association, as depositary (the "Depositary") and D.F. King & Co., Inc., as information agent (the "Information Agent") incurred in connection with the Offer.

        Upon the terms and conditions of the Offer and subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including any and all other shares or other securities) or rights declared, paid or issued with respect to the tendered Shares on or after September 26, 2008 and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser or nominee or transferee of Purchaser on Napster's stock transfer records of the Shares (and all such other shares or securities) tendered herewith, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other shares or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share certificates or transfer ownership of such Shares (and all such other shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together in either case with all accompanying evidences of transfer and authenticity, to the Depositary for the account of Purchaser upon receipt by the Depositary of the purchase price, (b) present such Shares (and all such other shares or securities) for transfer on the books of Napster, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other shares or securities), all in accordance with the terms and subject to the conditions of the Offer.

        By executing this Letter of Transmittal, a tendering stockholder irrevocably appoints Purchaser, its officers and its designees, and each of them, as the stockholder's attorneys-in-fact and proxies, with full power of substitution, in the manner set forth in this Letter of Transmittal, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser (and with respect to any and all other shares or other securities issued or issuable in respect of the Shares on or after September 26, 2008). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective if, when and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the stockholder with respect to the Shares (and such other shares and securities) will, without further action, be revoked, and no subsequent powers of attorney, proxies or written consents may be given or executed (and if given or executed will not be deemed effective with respect thereto by the stockholder). Purchaser, its officers and its designees will, with respect to the Shares (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of the stockholder as they in their sole discretion may deem proper at any annual or special meeting of Napster's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders or acting by written consent without a meeting.

        The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and all such other shares or securities) tendered hereby, (b) the undersigned has a net long position in the tendered Shares within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (c) the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and (d) when the Shares (and all such other shares or securities) are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and all such other shares or securities), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and all such other shares or securities) tendered hereby.

        All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that valid tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto and acceptance for payment of such Shares will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including without limitation the undersigned's representation that the undersigned owns the Shares (and all such other shares or securities) being tendered. Without limiting the foregoing, if the price to be paid in the Offer is amended as described in the Offer to Purchase, the price to be paid to the undersigned will be the amended price regardless of the price stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

        Unless otherwise indicated herein under "Special Payment Instructions," Purchaser will issue (or cause to be issued) the check for the purchase price and/or issue or return any Share certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated herein under "Special Delivery Instructions," Purchaser will mail (or cause to be mailed) the check for the purchase price and/or any Share certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, Purchaser will issue (or cause to be issued) the check for the purchase price and/or any Share certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or such Share certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the undersigned.

Issue:	☐ check ☐ certificate
Name:
(Please Type or Print)
Address:
(Include a Zip Code)
(Taxpayer Identification Number)
(Also complete Substitute Form W-9 below)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6 and 7)

          To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail:	☐ check ☐ certificate to:
Name:
(Please Type or Print)
Address:
(Include a Zip Code)
(Taxpayer Identification Number)
(Also complete Substitute Form W-9 below)

  IMPORTANT
  STOCKHOLDERS: SIGN HERE
  (Please Complete Substitute Form W-9 Below)

Signature(s) of Stockholder(s)
Dated:

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If required; See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Name(s):
(Please Print)

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:

 IMPORTANT TAX INFORMATION FOR SUBSTITUTE FORM W-9

        Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

        Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed guidelines for additional instructions.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

        To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

What Number to Give the Depositary

        The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for additional information on which number to report.

SUBSTITUTE FORM W-9 PAYER: U.S. Bank National Association

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number and Certification

PART I. TAXPAYER IDENTIFICATION NUMBER—For all accounts, enter your Taxpayer Identification Number in the appropriate box. For most individuals and sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see "Obtaining a Number" in the enclosed Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9 ("Guidelines"). NOTE: If the account is in more than one name, see the chart on page 1 of the enclosed Guidelines to determine what number to enter.
Social Security Number Or Employer Identification Number

PART II. FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, PLEASE SEE ENCLOSED GUIDELINES AND COMPLETE AS INSTRUCTED THEREIN.

PART III. CERTIFICATION-UNDER PENALTY OF PERJURY, I CERTIFY THAT:
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2)
I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
	(3)	I am a U.S. person (including a U.S. resident alien).

Signature:	Date:

         Certification Instructions.    You must cross out item (2) of Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest of dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2) of Part III. If you do not have a TIN, write "Applied For" in the space for the TIN and sign and date the form. You should also complete the Certificate of Awaiting Taxpayer Identification Number set forth below. See Instruction 9 of this Letter of Transmittal.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature:	Date:

 INSTRUCTIONS
FORMING PART OF THE TERM AND CONDITIONS OF THE OFFER

        1.     Guarantee of Signatures.    No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

        2.     Requirements of Tender; Delivery of Letter of Transmittal and Shares.    This Letter of Transmittal is to be completed by stockholders (a) if Share certificates are to be forwarded herewith or, (b) unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share certificates for all physically delivered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose Share certificates are not immediately available or who cannot deliver their Share certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure (as set forth in Section 3 of the Offer to Purchase). Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Share certificates for all physically delivered Shares (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq Global Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

        The method of delivery of this Letter of Transmittal, Share certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder (including in the case of Book-Entry Transfer, by Book-Entry confirmation). Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased (unless you are tendering all of the Shares you own). All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

        3.     Inadequate Space.    If the space provided herein is inadequate, the Share certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

        4.     Partial Tenders (not applicable to stockholders who tender by book-entry transfer).    If fewer than all of the Shares evidenced by any Share certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such a case, new Share certificates for the Shares that were evidenced by your old Share certificates, but were not tendered by you, will be sent to you (unless otherwise provided in the appropriate box on this Letter of Transmittal) as soon as practicable after the Expiration Date. All Shares represented by Share certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5.     Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any of the tendered Shares are registered in different names on different Share certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share certificates.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment is to be made to or Share certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s), in which case, the Share certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificate(s) for such Shares. Signatures on such Share certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Share certificate(s) listed, the Share certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificate(s) for such Shares. Signatures on such Share certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any Share certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

        6.     Stock Transfer Taxes.    Except as otherwise provided in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, or if tendered Share certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

        7.     Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued in the name of, or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check or any Share certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

        8.     Waiver of Conditions.    Except as otherwise provided in the Offer to Purchase, the conditions of the Offer may be waived by Purchaser in whole or in part at any time and from time to time in its sole discretion.

        9.     Substitute Form W-9.    Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's Social Security Number or federal Employer Identification Number, on Substitute Form W-9 above. Failure to provide the information on the form may subject the tendering stockholder to 28% federal income tax withholding on the payment of the purchase price. If you do not have a TIN, you should write "Applied For" in the space provided for the TIN on the Substitute W-9 and sign and date the Substitute W-9, and you should complete the Certificate of Awaiting Taxpayer Identification Number on the same page. If you write "Applied For" on the Substitute W-9 and complete the Certificate of Awaiting Taxpayer Identification Number and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% of all payments of the purchase price thereafter until a TIN is provided to the Depositary.

        10.   Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below. Additional copies of the Offer to

Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent at its address and telephone number set forth below, or from brokers, dealers, commercial banks or trust companies.

        11.   Lost or Destroyed Share Certificates.    If the Share certificate(s) has (have) been lost or destroyed, such fact should be indicated on the face of this Letter of Transmittal. In such event, the Depositary will forward additional documentation and instructions necessary to be completed in order to effectively surrender the Shares represented by such lost or destroyed Share certificate(s) (including instructions relating to payment by the holder of such lost or destroyed Share certificate(s) of an indemnity/surety bond fee equal to 2% of the cash value of the Shares represented by such Share certificate(s) and a $60.00 handling fee). No interest will be paid on amounts due for Shares.

        IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

        THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OR SUCH STOCKHOLDER'S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL.

        Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be promptly furnished at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:
D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
(212) 269-5550 (call collect)
(800) 628-8532 (call toll-free)

QuickLinks

  Exhibit 99(a)(1)(B)
IMPORTANT TAX INFORMATION FOR SUBSTITUTE FORM W-9
INSTRUCTIONS FORMING PART OF THE TERM AND CONDITIONS OF THE OFFER